                                      The Indonesia
                                      Fund, Inc.
                                      ---------------------------
                                      ANNUAL REPORT
                                      DECEMBER 31, 1998

                                      [GRAPHIC]

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     5

Schedule of Investments...................................................     6

Statement of Assets and Liabilities.......................................     7

Statement of Operations...................................................     8

Statement of Changes in Net Assets........................................     9

Financial Highlights......................................................    10

Notes to Financial Statements.............................................    11

Report of Independent Accountants.........................................    15

Results of Annual Meeting of Shareholders.................................    16

Description of InvestLink-SM- Program.....................................    17

PICTURED ON THE COVER IS THE COURT HALL-KERTHA GOSA LOCATED IN KLUNGKUNG, BALI.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                February 4, 1999

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 1998.

PERFORMANCE

At December 31, 1998, the Fund's net assets were $12.5 million. The Fund's net asset value ("NAV") was $2.71 per share, as compared to $3.58 at December 31, 1997.

For the year ended December 31, 1998, the Fund's total return, based on NAV, declined 24.3%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") was down 32.4%. From the commencement of investment operations on March 9, 1990 through December 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, fell 78.8%. The Index lost 85.1% during this same period.

We attribute the Fund's outperformance of the Index in 1998 primarily to our judicious management of cash. Throughout the year, we maintained an unusually high level of total assets in cash, and also kept the cash in strong dollars. Having so much cash on hand gave us additional flexibility in navigating the portfolio through positive and negative periods alike.

Sector allocation was additive to returns in the form of our underweightings in banking and real estate, both of which were among the hardest-hit sectors in the entire Indonesian market; and our overweighting in beverages and tobacco, which significantly outperformed the Index. Stock selection was most effective in the building products sector due to our large position in PT Semen Gresik, a prominent cement manufacturer in which a major foreign competitor bought a large equity stake.

1998: AN EXTRAORDINARY YEAR

1998 was a year of extreme volatility for Indonesian equities. Through September 30, 1998, the Index had fallen 69.9%, leaving Indonesia second only to Russia as the world's worst-performing market at that point in the year. In the fourth quarter, however, stocks soared 125.6%, making Indonesia the world's best-performing market for the quarter.

Investor activity underscored the extraordinary nature of developments in Indonesia during 1998. To put the market in a clearer context, then, it is useful to look back and review what actually happened. Here is a snapshot:

- President Suharto resigned in late May after 32 years in power. This was an event of truly historic proportions for Indonesia, as it simultaneously released massive pent-up public dissatisfaction with Suharto's autocratic style and opened the door to a universe of potentially positive economic and social changes.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

- The Indonesian currency, the rupiah, lost nearly half its value versus the dollar. At its weakest point, the rupiah declined over 80% on this basis. Severe economic dislocation ensued, as the country's banking system proved unable to deal with the strain. Adding to Indonesia's woes was an estimated $140 billion in dollar-denominated public and private-sector debt, much of which proved to be unserviceable in light of the rupiah's weakened condition.

- Global commodity prices continued to slide. This deprived Indonesia--which is one of the world's largest exporters of oil, tin, wood and pulp--of badly needed foreign exchange at a time when it was heavily dependent on imported food, fuel and manufactured goods.

- After adjustment for inflation, the economy shrank by an estimated 13.8%, the first such drop for Indonesia since 1988 and the largest in Asia in 1998. Consumer inflation soared to an annualized rate of about 56%, up from 6.4% in 1997.

- Short-term interest rates (as represented by money market rates) closed the year at 39.8%, up from 18.8% at the end of 1997.

- Indonesia reached a series of agreements for financial aid with the International Monetary Fund ("IMF"), the world's lender of last resort. By June, the nation had begun to implement a number of harsh measures designed to get its economic house in order. Its reward was eventual access to approximately $40 billion in IMF funding.

PORTFOLIO STRATEGY

Given the environment we have described, we believe that a conservative approach to stock selection remains most appropriate for the Fund. More specifically, we plan to focus the portfolio on those companies that possess most or all of the following characteristics:

- Ample liquidity

- Proven management

- Beneficiary of a strong rupiah and lower interest rates

- Strong cash flow and balance sheet

- Likely to be successful in rescheduling debts

- Globally competitive and able to increase market share

A particularly good example is PT TELEKOMUNIKASI INDONESIA ("PT Telkom"), one of Indonesia's two leading telecommunications companies and the portfolio's largest holding at December 31, 1998.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

We like PT Telkom for a variety of reasons. It is widely viewed as a company that will survive Indonesia's economic crisis, for example. This is due to the government's announced intention to raise phone service rates, which should substantially increase PT Telkom's cash flow at a time when securing cash in any form is a major effort for many other Indonesian corporations; the company's retention of its monopoly/duopoly status in fixed line service and international direct dial, respectively, while national telecommunications regulations undergo revision; and the simple fact that it's in the interest of the government--which owns a controlling equity stake--to support the company and bolster its valuation in advance of the scheduled sale of part of its equity ownership in future years.

It also helps that PT Telkom is a major player in a meaningfully underpenetrated telecommunications market of over 200 million, among the largest in the world. As a stock, it is a favorite target of foreign investors who are additionally attracted to its superior liquidity, large size, blue-chip status and attractive valuation relative to those of its global peers. As a domestic corporation, furthermore, PT Telkom stands to directly benefit from any further improvement in the value of the rupiah. This will occur as Indonesia pulls back from the brink and begins to regain its previous status as a regional economic force.

OUTLOOK: CAUTIOUSLY OPTIMISTIC

Despite the recent buoyancy of Indonesian share returns, Indonesia's severe economic and political problems are far from over. A massive amount of corporate debt still needs to be paid or restructured, the banking system still needs to be streamlined and recapitalized, and the prices of key commodities remain depressed.

But these are largely well-known and have been reflected in share prices for some time. We believe that the worst is probably behind us and that conditions--both in the economy and the stock market--are more likely to get better than worse.

One of the keys to the market's overall tone in the near term will be investor sentiment in anticipation of parliamentary and presidential elections (in June and August, respectively). These will be not only the first ostensibly democratic elections in modern Indonesian history, but also an event that will do much to set the nation's course going forward. As a result, the market may be vulnerable to pockets of volatility until after the elections conclude.

Even after the explosive rally in 1998's fourth quarter, Indonesian equity valuations remain at historically low levels. Should political risks decline, macroeconomic factors continue to improve, and generally positive global conditions prevail, investors will find them even more compelling.

Sincerely,

/s/ Robert B. Hrabchak*

Robert B. Hrabchak*
Chief Investment Officer

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink Program-SM- (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 17 through 19 of this report.

III. Many services provided to the Fund and its shareholders by Credit Suisse Asset Management ("CSAM") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

   CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

   CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Robert B. Hrabchak is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since November 17, 1998. Mr. Hrabchak is a Director of Credit Suisse Asset Management ("CSAM"), where he is chief investment officer for Asian equities. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  % OF NET ASSETS
Plot Points                              12/31/98   12/31/97
Agriculture                                 4.91%      4.26%
Automotive                                  2.62%      0.66%
Beer, Beverages, Liquors &
Tobacco                                    17.72%     10.24%
Construction & Heavy Equipment              0.00%      2.18%
Fishery                                     2.90%      0.00%
Food & Kindred Products                     4.27%      0.00%
Manufacturing                               0.78%      2.96%
Metal-Diversified                           2.52%      0.00%
Oil Exploration & Production                4.20%     10.76%
Paper Products                             15.76%      7.47%
Quarrying                                   3.60%      0.00%
Telecommunications                         24.71%     17.65%
Textiles                                    2.10%      3.31%
Other                                       2.77%      5.70%
Cash & Other Assets                        11.14%     34.81%

 TOP 10 HOLDINGS, BY ISSUER

                                                                              Percent of Net
           Holding                                          Sector                Assets
--------------------------------------------------------------------------------------------
       1.  PT Telekomunikasi Indonesia                Telecommunications            14.0
--------------------------------------------------------------------------------------------
       2.  PT Gudang Garam                        Beer, Beverages, Liquors &
                                                           Tobacco                  10.9
--------------------------------------------------------------------------------------------
       3.  PT Indosat                                 Telecommunications            10.7
--------------------------------------------------------------------------------------------
       4.  PT HM Sampoerna                        Beer, Beverages, Liquors &
                                                           Tobacco                   6.8
--------------------------------------------------------------------------------------------
       5.  PT Indah Kiat Pulp & Paper Corp.             Paper Products               6.2
--------------------------------------------------------------------------------------------
       6.  PT Pabrik Kertas Tjiwi Kimia                 Paper Products               5.9
--------------------------------------------------------------------------------------------
       7.  PT Indofood Sukses Makmur               Food & Kindred Products           4.3
--------------------------------------------------------------------------------------------
       8.  Gulf Indonesia Resources Ltd.              Oil Exploration &
                                                          Production                 4.2
--------------------------------------------------------------------------------------------
       9.  Asia Pulp & Paper Company Ltd.               Paper Products               3.7
--------------------------------------------------------------------------------------------
      10.  PT Tambang Timah Tbk                           Quarrying                  3.6
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-88.86%
 AGRICULTURE-4.91%
PT Astra Agro Lestari...................      1,360,000  $   412,250
PT London Sumatra Indonesia.............      1,235,600      200,785
                                                         -----------
                                                             613,035
                                                         -----------
 AUTOMOTIVE-2.62%
PT Astra International+.................      2,620,000      327,500
                                                         -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-17.72%
PT Gudang Garam.........................        935,500    1,362,322
PT HM Sampoerna+........................      1,291,500      851,583
                                                         -----------
                                                           2,213,905
                                                         -----------
 CHEMICALS-0.61%
PT Unggul Indah Corp.+..................        645,600       76,665
                                                         -----------
 FINANCIAL SERVICES-1.04%
PT Bank Internasional Indonesia+........      4,600,000      129,375
                                                         -----------
 FISHERY-2.90%
PT Daya Guna Samudera...................        560,000      362,250
                                                         -----------
 FOOD & KINDRED PRODUCTS-4.27%
PT Indofood Sukses Makmur+..............      1,054,000      533,587
                                                         -----------
 MANUFACTURING-0.78%
PT Unilever Indonesia...................         26,000       97,500
                                                         -----------
 METAL-DIVERSIFIED-2.52%
PT Aneka Tambang........................      1,550,000      314,844
                                                         -----------
 OIL EXPLORATION & PRODUCTION-4.20%
Gulf Indonesia Resources Ltd.*+.........         80,655      524,257
                                                         -----------
 PAPER PRODUCTS-15.76%
Asia Pulp & Paper Company Ltd. ADR+.....         56,300      460,956

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PAPER PRODUCTS (CONTINUED)
PT Indah Kiat Pulp & Paper Corp.++......      2,828,500  $   768,999
PT Pabrik Kertas Tjiwi Kimia+...........      2,846,311      738,262
                                                         -----------
                                                           1,968,217
                                                         -----------
 QUARRYING-3.60%
PT Tambang Timah Tbk....................        670,000      450,156
                                                         -----------
 RETAILING-1.12%
PT Matahari Putra Prima+................      3,436,000       85,900
PT Ramayana Lestari Sentosa.............        225,000       54,141
                                                         -----------
                                                             140,041
                                                         -----------
 TELECOMMUNICATIONS-24.71%
PT Indosat..............................      1,027,500    1,338,961
PT Telekomunikasi Indonesia.............      2,346,500      791,944
PT Telekomunikasi Indonesia ADR.........        147,050      955,825
                                                         -----------
                                                           3,086,730
                                                         -----------
 TEXTILES-2.10%
PT Indorama Synthetics+.................      1,470,000      261,844
                                                         -----------

TOTAL INVESTMENTS-88.86%
 (Cost $19,514,358) (Notes A,D)........................   11,099,906
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-11.14%....................................    1,391,200
                                                         -----------
NET ASSETS-100.00%.....................................  $12,491,106
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Security is traded on the New York Stock Exchange.
+          Security is non-income producing.
++         Includes 5 warrants, expiring 07/11/02, with a market
           value of $0.63.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   6

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $19,514,358)
 (Note A)...............................     $11,099,906
Cash (including $472,825 of foreign
 currency with a cost of $480,656) (Note
 A).....................................         527,837
Receivables:
  Investments sold......................       1,857,342
  Dividends.............................           7,667
Prepaid expenses........................           1,322
                                             -----------
Total Assets............................      13,494,074
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................         907,902
  Investment advisory fee (Note B)......          27,940
  Administration fees (Note B)..........           3,277
  Other accrued expenses................          63,849
                                             -----------
Total Liabilities.......................       1,002,968
                                             -----------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $12,491,106
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($12,491,106
  DIVIDED BY 4,608,989).................           $2.71
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $     4,609
Paid-in capital.........................      63,035,295
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (42,126,335)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (8,422,463)
                                             -----------
Net assets applicable to shares
 outstanding............................     $12,491,106
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $    76,620
  Interest..............................         260,472
  Less: Foreign taxes withheld..........         (15,722)
                                             -----------
  Total Investment Income...............         321,370
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         113,027
  Printing..............................          90,005
  Audit and legal fees..................          72,400
  Custodian fees........................          53,625
  Accounting fees.......................          39,500
  Directors' fees.......................          27,298
  Transfer agent fees...................          26,900
  NYSE listing fees.....................          16,170
  Insurance.............................          13,571
  Administration fees (Note B)..........          12,575
  Other.................................          11,010
                                             -----------
  Total Expenses........................         476,081
                                             -----------
  Net Investment Loss...................        (154,711)
                                             -----------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      (9,994,142)
  Foreign currency related
   transactions.........................         430,198
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........       5,724,030
                                             -----------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (3,839,914)
                                             -----------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(3,994,625)
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                         31,
                                             ----------------------------
                                                1998             1997
                                             ----------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income/(loss)..........     $  (154,711)    $    141,408
  Net realized loss on investments and
   foreign currency related
   transactions.........................      (9,563,944)      (7,906,915)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......       5,724,030      (24,971,829)
                                             -----------     ------------
    Net decrease in net assets resulting
     from operations....................      (3,994,625)     (32,737,336)
                                             -----------     ------------

 NET ASSETS
Beginning of year.......................      16,485,731       49,223,067
                                             -----------     ------------
End of year.............................     $12,491,106     $ 16,485,731
                                             -----------     ------------
                                             -----------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                              For the Years Ended December 31,
                                   --------------------------------------------------------------------------------------
                                     1998       1997       1996       1995       1994       1993       1992       1991
                                   --------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period..........................      $3.58     $10.68      $9.34      $9.18     $14.03      $7.63      $7.72     $10.38
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income/(loss).....      (0.04)      0.03       0.01         --      (0.03)     (0.03)      0.01       0.04
Net realized and unrealized gain/
 (loss) on investments and
 foreign currency related
 transactions....................      (0.83)     (7.13)      1.33       0.16      (4.82)      6.43      (0.10)     (2.65)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase/(decrease) in net
 assets resulting from
 operations......................      (0.87)     (7.10)      1.34       0.16      (4.85)      6.40      (0.09)     (2.61)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Dividends and distributions to
 shareholders:
 Net investment income...........         --         --         --         --         --         --         --      (0.05)
 Net realized gains on
 investments and foreign currency
 related transactions............         --         --         --         --         --         --         --         --
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions
 to shareholders.................         --         --         --         --         --         --         --      (0.05)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period...      $2.71      $3.58     $10.68      $9.34      $9.18     $14.03      $7.63      $7.72
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Market value, end of period......     $3.438     $4.625     $9.750    $10.125    $12.000    $20.750     $9.000     $8.375
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return(a).......     (25.68)%    (52.56)%     (3.70)%    (15.63)%    (42.17)%    130.56%      7.46%    (14.71)%
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)........................    $12,491    $16,486    $49,223    $43,060    $42,297    $64,661    $35,186    $35,590
Ratio of expenses to average net
 assets..........................       4.21%      1.89%      1.91%      1.96%      1.83%      1.98%      2.04%      2.00%
Ratio of net investment income/
 (loss) to average net assets....      (1.37)%      0.33%      0.10%      0.05%     (0.25)%     (0.30)%      0.09%      0.49%
Portfolio turnover rate..........      36.58%     48.19%     34.67%     24.10%     31.56%     63.77%     22.39%     32.27%

                                     For the Period
                                         through
                                    December 31, 1990

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period..........................          $13.78     **
                                         --------
Net investment income/(loss).....            0.22
Net realized and unrealized gain/
 (loss) on investments and
 foreign currency related
 transactions....................           (2.90     )
                                         --------
Net increase/(decrease) in net
 assets resulting from
 operations......................           (2.68     )
                                         --------
Dividends and distributions to
 shareholders:
 Net investment income...........           (0.19     )
 Net realized gains on
 investments and foreign currency
 related transactions............           (0.53     )
                                         --------
Total dividends and distributions
 to shareholders.................           (0.72     )
                                         --------
Net asset value, end of period...          $10.38
                                         --------
                                         --------
Market value, end of period......          $9.875
                                         --------
                                         --------
Total investment return(a).......          (24.15     )%
                                         --------
                                         --------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)........................         $47,817
Ratio of expenses to average net
 assets..........................            2.15     %(b)
Ratio of net investment income/
 (loss) to average net assets....            2.05     %(b)
Portfolio turnover rate..........           17.68     %

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. In the banking sector, foreign investors are allowed to purchase up to 49% of the shares offered to the public in the primary market. When 49% of such shares are owned by foreign investors and a foreign share market quotation is available, the foreign share quotation is used. If less than 49% of these shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local banking shares generally trade at a discount to foreign banking shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1998, the interest rate was 4.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryover for U.S. federal income tax purposes of $41,035,269 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003; $4,688,411 expires in 2004; $3,265,956 expires in 2005 and $13,254,308 expires in 2006.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1998, within the fiscal year, are deemed to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized capital losses of $554,964.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1998, the Fund reclassified a net investment loss of $154,711 to accumulated net realized loss on investments and foreign currency related transactions.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The number of shares available for investment by the Fund is also limited, in the banking sector only, by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian finance companies. A high proportion of the shares of many listed Indonesian finance companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 1998, BEA earned $113,027 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1998, BEA was reimbursed $1,272 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1998, BSFM earned $11,303 for administrative services.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at December 31, 1998, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $20,255,133. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $9,155,227, was composed of gross appreciation of $553,053 for those investments having an excess of value over cost and gross depreciation of $9,708,280 for those investments having an excess of cost over value.

For the year ended December 31, 1998, purchases and sales of securities, other than short-term obligations, were $8,095,039 and $3,459,374, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A.. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the year ended and at December 31, 1998.

--------------------------------------------------------------------------------
   14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ----------  ----------  ----------
Richard H. Francis               2,923,072     38,048    1,647,869

In addition to the director re-elected at the meeting, C. Oscar Morong, Jr., William W. Priest, Jr. and Peter Kaplan continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,931,689      7,575       21,856   1,647,869

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program-SM- is sponsored and administered by BankBoston, N.A., not by The Indonesia Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs

--------------------------------------------------------------------------------
other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   18
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

--------------------------------------------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, CSAM managed approximately $35.3 billion in assets in the U.S.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http//www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis              Director
Peter Kaplan                    Director
C. Oscar Morong, Jr.            Director
William W. Priest, Jr.          Director and President
Robert B. Hrabchak              Chief Investment Officer
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                                   3913-AR-12/98